CG Variable Annuity Account I:   CIK 0000205147

This submission is being made solely to obtain class (i.e. contract) identifiers for the following variable annuity product under Connecticut General Life Insurance Company’s separate account CG Variable Annuity Account I (811-01664), which is administered by Prudential Retirement Insurance and Annuity Company:

Contract: CG Individual Variable Annuity (333-230781)

We are requesting these identifiers because they are required for the N-CEN filing.

If you have any questions about this filing, please contact Michele Drummey of the Prudential Insurance Company of America at 860-534-4245.